EXHIBIT 10.5(v)
                                   AMENDMENT NO. 2
                                          TO
                                    BANK AGREEMENT
                                         FOR
                              11% DEBENTURES - SERIES 7


               AMENDMENT NO. 2, DATED AS OF APRIL 15, 1997 (THE "AMENDMENT"), TO BANK AGREEMENT, dated as of October 27, 1993 (the "Agreement"), with respect to 11% Debentures due January 15, 2002, Series 7 (the "Debentures") between J&B Management Company ("J&B") and its affiliates: Leisure Centers Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. (collectively, the "Affiliates") and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                --------------------

                    WHEREAS, J&B, the Affiliates and the Bank have heretofore entered into the Agreement;

                    WHEREAS, Grand Court Lifestyles, Inc. (the "Company") has acquired substantially all of the assets of J&B, subject to substantially all of J&B's liabilities;

                    WHEREAS, the Company has assumed the obligations of J&B relating to the Debentures;

                    WHEREAS, the Company is successor by merger to each of the Affiliates; and

                    WHEREAS, the Company and the Bank desire to amend the Agreement;

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein, the Company and the Bank agree as follows:

                    1. The Agreement is hereby amended by deleting paragraph (a) of Section 5.6 and inserting in its stead the following:

                         (a)  Whenever the Company shall
                         effect a voluntary redemption of
                         part or all of the Debentures,
                         which shall be without premium or
                         penalty, or is required to effect
                         mandatory redemption of part or all
                         of the Debentures, the Company
                         shall give written notice thereof
                         to the Bank at least forty (40)
                         days prior to the date set forth
                         for redemption, the manner in which
                         redemption shall be effected and
                         all the relevant details thereof.
                         The Bank shall give written notice
                         to the Purchasers of that
                         redemption at least thirty (30)
                         days prior to the date set forth
                         for redemption.  The Bank shall
                         register the cancellation of the
                         whole or a portion of the redeemed
                         Debentures, as appropriate.  In any
                         event, new debentures will not be
                         issued to reflect the non-redeemed
                         portion of the debentures.  No
                         interest shall be payable on the
                         redeemed portion of a Debenture
                         from and after the date of
                         redemption."

                    2. The Agreement is hereby amended by adding the following Section 5.7:

                         "Section 5.7.  Principal Amount of
                                        -------------------
                          Debentures Payable  Without Presentment or
                          ------------------------------------------
                          Surrender.  The portion of the unpaid principal
                          ---------
                         amount of the Debentures and any interest due upon any redemption or at maturity shall be payable without presentment or surrender of the Debentures. Notwithstanding anything herein or in the Debentures to the contrary, the unpaid principal amount thereof recorded by the Bank in its register shall be controlling as to the remaining unpaid principal amount thereof."

                    3. The Agreement is hereby amended by adding the following Section 7.13:

                         "Section 7.13.  Matured Set Aside
                                         -----------------
                         Purchase Notes and Matured Set Aside Investor
                         ---------------------------------------------

                          Notes.  The Bank shall return promptly to the
                         ------
                         Company matured Set Aside Purchase Notes (the "Matured Set Aside Purchase Notes") and matured Set Aside Investor Notes (the "Matured Set Aside Investor Notes") after the delivery by the Company to the Bank of sufficient funds to make payment of all principal and interest on the Debentures due upon any redemption or at maturity pursuant to
                         Section 5.7. In addition to the return of those Matured Set Aside Purchase Notes and Matured Set Aside Investor Notes, the Bank shall (i) execute and deliver to the Company an instrument prepared by the Company effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest and Secured Partnership Interests, (ii) file with the appropriate governmental authorities indicated by the Company, financing statements delivered by the Company to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement and (iii) return to the Company the Consent and Agreement described in Sections 7.2(c) and 7.4(c) hereof and the Consent, Assignment and Agreement described in Sections 7.3(c) and 7.5(c) hereof, each as relates to such Matured Set Aside Purchase Note and Matured Set Aside Investor Notes."

                    4. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

                    5. This Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

                    6. Except as provided herein, all provisions, terms and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.


                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.


          GRAND COURT LIFESTYLES, INC.                 THE BANK OF NEW YORK


          By:   /s/ Bernard M. Rodin                By:  /s/  Mark G. Walsh
               ---------------------                    -------------------
          Name:  Bernard M. Rodin                   Name:  Mark G. Walsh
          Title: President                          Title: Assistant
                                                           Vice President